Operations	12 Months Ended
Dec. 31, 2025
Operations
Operations
1. Operations

Cosan S.A. ("Cosan" or "the Company") is a publicly held Brazilian corporation listed on the Novo Mercado, the highest corporate governance tier of B3 S.A. — Brasil Bolsa Balcão ("B3"), under the trading symbol "CSAN3." The Company's American Depositary Shares (ADSs) are listed on the New York Stock Exchange (NYSE) under the ticker symbol "CSAN." Cosan is a sociedade anônima incorporated under the laws of Brazil with no fixed term and is headquartered in São Paulo, State of São Paulo. The Company's controlling shareholder is Mr. Rubens Ometto Silveira Mello.

As of December 31, 2025, the Cosan Corporate segment comprises the following entities:

(i)	The Parent company holds direct or indirect equity interests in subsidiaries and joint ventures. The main effects on its profit or loss are general and administrative expenses, contingencies, equity income, and financial results attributed to loans.
(ii)	Itaú Unibanco S.A. (“Itaú”) holds preferred shares corresponding to a 12.73% stake in Cosan Nove Participações S.A. (“Cosan Nove”), which has a direct 39.06% stake in Raízen S.A. (“Raízen”).

Public share offering transactions

In September 2025, Cosan S.A. announced a strategic agreement with anchor investors — represented by the Aguassanta holding companies and institutional funds from BTG Pactual and Perfin — to conduct two primary public offerings of shares. As part of this arrangement, Vertiz Holding S.A. ("Vertiz") was incorporated as a new holding company to consolidate these investors' joint ownership interest in the Company.

In November 2025, the offerings were completed at a price of R$ 5.00 per share. The first offering issued 1,812,500,000 common shares, including an overallotment option (green-shoe) of 362,500,000 shares, raising R$ 9,062,500,000. The anchor investors subscribed for 1,450,000,000 shares through Vertiz, subject to a four-year lock-up on half of the shares.

The second offering issued 287,500,000 shares, including an overallotment option of 100,000,000 shares, raising R$ 1,437,500,000, with preemptive rights granted to existing shareholders.

On November 7, 2025, a shareholders' agreement was signed between the Aguassanta holdings, the investing funds, and Vertiz. With a twenty-year term, the agreement established a bound vote for 1,125,184,190 shares (28.42% of total share capital following both offerings, excluding treasury shares).

The offerings resulted in total net proceeds of R$ 10,270,000, of which R$ 8,170,000 was allocated to the capital reserve and R$ 2,100,000 to share capital. Consequently, the share capital increased from R$ 8,182,739 to R$ 10,282,739 (Explanatory Note 17), with a total issuance of 2,100,000,000 new shares.

The net proceeds were earmarked for strengthening the capital structure, credit profile, and liquidity of the Company and its subsidiaries. The offerings were registered automatically with the CVM, without a supplementary lot or price stabilization.

On January 30, 2026, Vertiz redeemed Class C and Class D registered preferred shares by delivering shares issued by the Company to the respective holders, reducing its direct stake in Cosan from 36.56% to 24.19%. As a result, FIP BTG Pactual Multiestratégia III (BPAC3) now directly holds 8.36% of Cosan's voting capital, alongside other BTG Pactual funds (1.31% and 0.86%) and Perfin Rally FIP (1.83%).

The shareholder block maintained its consolidated stake unchanged, and control of the Company remained stable, as the Shareholders' Agreement ensures the coordination of votes for the entire block.